
HERITAGE OAKS BANCORP

West Coast Financial Services Conference

March 7-8, 2016 | San Diego, CA

SANDLER O'NEILL + PARTNERS

HERITAGE OAKS BANCORP

FORWARD LOOKING STATEMENTS

Certain statements contained in this Presentation, including, without limitation, statements containing the words "believes", "anticipates", "intends", "expects", and words of similar impact, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include: the continuing relative softness in the overall economy, including the California real estate market; the effect of the current low interest rate environment or changes in interest rates on our net interest margin; our ability to attract and retain employees; a failure or breach of our operational security systems or infrastructure or those of our customers, our third party vendors or other service providers, including as a result of a cyber attack; any compromise in the secured transmission of confidential information over public networks, including theft of confidential information followed by fraudulent or other illegal activity; environmental conditions, including the prolonged drought in California, natural disasters such as earthquakes, landslides and wildfires, may disrupt business, impede operations, or negatively impact the ability of certain borrowers to repay their loans and / or the values of collateral securing loans; the possibility of an unfavorable ruling in a legal matter in which we are involved, and the potential impact that it may have on earnings, reputation or our operations; and the possibility that any expansionary activities will be impeded while the FDIC's and CA DBO's joint Consent Order remains outstanding, and / or that we will be unable to comply with the requirements set forth in the Consent Order, which could result in restrictions on our operations, and other risks described in our annual report on Form 10-K that is on file with the Securities and Exchange Commission. (Please see the Company's Risk Factors identified in the Company's most recent Form 10-K and Form 10-Q filed on March 6, 2015 and October 30, 2015, respectively). The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

OVERVIEW OF FRANCHISE

- Publicly traded on NASDAQ (symbol: HEOP)
- Largest community bank headquartered on California's Central Coast
- $1.90 billion in total assets as of 12/31/2015, up from $1.71 billion at 12/31/2014
- Celebrating our 33rd year of operation
- 12 branch offices and 1 loan production office at 12/31/2015; footprint covers Paso Robles to Oxnard
- 283 full-time equivalent employees at 12/31/2015
- Well Capitalized, Solid Margins, Strong Credit Quality
- Strong core deposit base (33% non-interest bearing accounts)
- Declared dividend for last six consecutive quarters. Dividends were $0.23 for the year and the current yield is 3.3% based on the current price of $7.26 as of 02/29/2016
- Focused on agri-business, hospitality, and local business/consumer clients

MARKET DEMOGRAPHICS

Leading Community Bank in Highly Attractive Market Area

- Heritage Oaks Bank ranks #1 in market share of community banks in San Luis Obispo County, and #2 in Santa Barbara County;
- Coastal California market area attracts high net-worth individuals and middle market businesses;
- Household income in footprint is 24% higher than national average; and
- Agriculture, tourism, and technology are dominant industries.


SAN LUIS OBISPO
Paso Robles
Cambria
Templeton
Atascadero
Morro Bay
San Luis Obispo
Arroyo Grande
CALIFORNIA
Santa Maria
SANTA BARBARA
Goleta
Santa Barbara
VENTURA
Oxnard







BUSINESS MODEL

Primary Business:

- Commercial & Retail banking
- CRE, C&I, and Ag lending to small and medium size local businesses
- 1 – 4 Family Mortgages, Home Equity, and other consumer loans
- Niche markets include Hospitality, Professionals, and Agriculture

Well Positioned versus Local Competitors:

- Strong credit quality
- Improving efficiency and profitability
- Reinvesting a portion of expense savings into top line revenue growth
- Strong net interest margin (3.70% 2015)
- Well capitalized, low cost core deposit base (0.24% cost of deposits in 2015)
- Larger lending limit compared to local community banks

HERITAGE OAKS BANCORP MILESTONES

1980's

1983
Formation of Bank in Paso Robles, California on January 13, 1983

1990's

1994
Opened new branch on River Road in Paso Robles, California

Holding Company formation initial public offering with total assets of $73 million

1996
Acquired one branch from Wells Fargo & Company in Cambria, California

Opened new branch in San Luis Obispo, California

1997
Opened new branch in Cambria, California

1999
Opened new branch in Atascadero, California

2000's

2000
Opened new branch in Arroyo Grande, California

Asset size $184 million

2001
Acquired four branches from Westamerica Bancorporation along the Central Coast.

2003
Acquired Hacienda Bank (Asset Value $68 million) in Northern Santa Barbara County

2006
Opened new branch in Templeton, California

2007
Acquired Business First National Bank (Asset Value $157 million), headquarters in Santa Barbara

2010's

2012
Acquired one branch from Coast Bancorp in Morro Bay, California

Asset size $983 million

2013
Opened new branch in Morro Bay, California

2014
Acquired Mission Community Bancorp (Asset Value $447 million), headquarters in San Luis Obispo, California

Consolidated and remodeled 6 of 17 existing branches for a more efficient branch network

Opened new branch in Goleta, California

Today

12/31/15
12 full service branches & 1 loan production office

Assets: $1.90 billion

Deposits: $1.57 billion

Loans: $1.25 billion

2015 Net Income of $15.3 million

Average deposits per branch over $130 million

HERITAGE OAKS BANCORP

MARKET SHARE AND MARKET DEMOGRAPHICS
SAN LUIS OBISPO AND SANTA BARBARA COUNTIES

San Luis Obispo, CA

Rank	Community Bank Rank	Institution	Total Branches	Total Deposits in Market ($000)	Deposit Market Share (%)	YoY Deposit Growth (%)	5-Year Deposit CAGR (%)
1		Rabobank Group	14	1,433,036	24.18	(3.94)	6.37
2	**1**	**Heritage Oaks Bancorp**	**9**	**1,085,795**	**18.32**	**8.19**	**3.68**
3		Wells Fargo & Co.	8	958,606	16.18	21.39	11.10
4		Bank of America Corp.	5	783,430	13.22	13.71	2.34
5		JPMorgan Chase & Co.	10	723,436	12.21	9.51	6.74
6	2	PacWest Bancorp	5	260,637	4.40	13.74	(16.23)
7		Mitsubishi UFJ Financial Group Inc.	2	251,210	4.24	3.95	0.52
8	3	Founders Bancorp	3	169,168	2.85	11.41	12.89
9		Sierra Bancorp	3	116,927	1.97	5.53	1.98
10		U.S. Bancorp	5	110,333	1.86	3.08	1.38
		All Other Banks (4)	3	33,679	0.57	-	-
		Market Total	**67**	**5,926,257**	**100.00**	**6.21**	**3.39**

Santa Barbara, CA

Rank	Community Bank Rank	Institution	Total Branches	Total Deposits in Market ($000)	Deposit Market Share (%)	YoY Deposit Growth (%)	5-Year Deposit CAGR (%)
1		Bank of America Corp.	8	2,423,944	19.40	106.55	15.01
2		Mitsubishi UFJ Financial Group Inc.	17	2,196,770	17.58	10.33	(3.45)
3		Wells Fargo & Co.	12	2,093,140	16.76	13.11	4.92
4		Rabobank Group	14	1,233,395	9.87	4.48	5.25
5	1	Montecito Bancorp	7	959,413	7.68	2.45	4.35
6		JPMorgan Chase & Co.	13	933,669	7.47	15.45	11.09
7	**2**	**Heritage Oaks Bancorp**	**3**	**438,455**	**3.51**	**10.80**	**6.18**
8	3	Community West Bancshares	4	401,056	3.21	10.94	(1.44)
9	4	American Riviera Bank	3	346,294	2.77	8.98	13.62
10		First Republic Bank	1	290,973	2.33	22.86	12.21
		All Other Banks (10)	21	1,175,378	9.42	-	-
		Market Total	**103**	**12,492,487**	**100.00**	**21.68**	**4.41**

Source: SNL Financial, data represents balances as of 09/30/2015

OPPORTUNITIES IN OUR MARKET

- There were 13 banks that closed 26 branches in our footprint during 2014-2016
- Branch Closures by County:

County	2014	2015	2016	Grand Total
San Luis Obispo	1	7	0	8
Santa Barbara	1	5	1	7
Ventura	4	6	1	11
Total	**6**	**18**	**2**	**26**

- Top five banks who closed branches in our footprint from 2014-2016 include:
  - Rabobank closed five branches in 2015, three in Santa Barbara County and two in San Luis Obispo County
  - Union Bank closed five branches, one in 2014 and four in 2015. Two branch closures were in Ventura County, two in San Luis Obispo County, and one in Santa Barbara County
  - U.S. Bank closed three branches in 2015, two in Ventura County and one branch in San Luis Obispo County
  - Bank of America closed two branches, one branch in San Luis Obispo County in 2014 and one branch in Ventura County in 2015
  - Citibank closed two branches in San Luis Obispo County in 2015

EARNINGS PER SHARE



17% CAGR For Earnings Per Share
$0.24
$0.44
$0.37
$0.27
$0.45
2011
2012 (1)
2013
2014 (2)
2015

Note: Data is based on diluted earnings per share

(1) EPS in 2012 was impacted due to Deferred Tax Asset Valuation Allowance Reversal.

(2) EPS in 2014 was Impacted by elevated merger, restructure and integration costs due to the Mission Community Bank acquisition.

OUTPERFORMING PEERS IN TOTAL SHAREHOLDER RETURN

HEOP stock has outperformed peers and major indices over the last 5 years



HEOP, $8.01
HEOP, $3.29
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
HEOP +143.47%
KBW Bank +39.97%
NASDAQ Bank +54.45%
West Coast Peer Index +52.76%
SNL Western U.S. Bank +80.60%

Source: *SNL Financial*

Ticker	HEOP
Exchange	NASDAQ
Market Cap (as of 01-27-2016)	$250M
Closing Price (as of 01-27-2016)	$7.27
52-Week High	$9.25
52-Week Low	$7.36
No. of shares outstanding	$34M
Annual Dividend	$0.23

Total Shareholder Return



143%
38%
-5%
1 Year
3 Year
5 Year

HERITAGE OAKS BANCORP

STRONG CAPITAL LEVELS


Heritage Oaks Bank has strong capital levels
6.5%
12.48%
8.0%
12.48%
10.0%
13.74%
5.0%
9.50%
CET1 Capital Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
Tier 1 Leverage Capital Ratio
Well Capitalized Regulatory Requirement
Heritage Oaks Bank

Note: Data as of Q4-2015

PROFITABILITY TRENDS

Year End Net Income


(In thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$7,725
$13,037
$10,841
$8,965
$15,349
2011
2012
2013
2014
2015

Non-GAAP Earnings (1)


(In thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$13,633
$16,301
$14,963
$22,258
$22,961
2011
2012
2013
2014
2015

Non-GAAP Efficiency Ratio


70%
69%
68%
67%
66%
65%
64%
63%
68.0%
67.9%
69.2%
65.4%
66.3%
2011
2012
2013 (2)
2014 (2)
2015 (2)

Year End Net Interest Margin


5.00%
4.50%
4.00%
3.50%
3.00%
4.71%
4.46%
4.03%
3.97%
3.70%
2011
2012
2013
2014
2015

(1) Non-GAAP Earnings excludes taxes, loan loss provision, securities gains, gain on extinguishment of debt, and merger costs.
(2) Non-GAAP Operating Efficiency less merger, restructure and integration costs.

HERITAGE OAKS BANCORP

KEY CREDIT METRICS

Non Performing Assets/Total Assets



2.0%
1.5%
1.0%
0.5%
0.0%
1.35%
1.58%
0.84%
0.62%
0.43%
2011
2012
2013
2014
2015

Non-Accrual Loans



(In thousands)
$20,000
$16,000
$12,000
$8,000
$4,000
$0
$12,368
$17,309
$10,117
$10,535
$7,818
2011
2012
2013
2014
2015

Other Real Estate Owned (OREO)



(In thousands)
$1,000
$800
$600
$400
$200
$0
$917
$0
$0
$0
$328
2011
2012
2013
2014
2015

Classified Assets/(Tier I + ALLL)



50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
44.31%
35.40%
25.95%
28.03%
22.68%
2011
2012
2013
2014
2015

HERITAGE OAKS BANCORP

LOAN & DEPOSIT GROWTH

Loan Growth



(In millions)
$1,250
$1,150
$1,050
$950
$850
$750
$650
$550
$450
$350
17.9% Total CAGR
10.6% Organic CAGR
646
690
827
1,193
1,247
2011
2012
2013
2014
2015

Deposit Growth



(In millions)
$1,550
$1,350
$1,150
$950
$750
$550
$350
18.8% Total CAGR
10.3% Organic CAGR
786
871
974
1,395
1,565
2011
2012
2013
2014
2015

LOAN PORTFOLIO SEGMENTATION

Loan Portfolio Yield
4.95%

Gross Loans Outstanding
$1.247 billion

Loan Commitments
$1.502 billion

HEOP as of 12/31/2015



CRE NOO
30%
5.18% Yield
Agricultural
5%
3.76% Yield
C&I
13%
4.77% Yield
Consumer
1%
7.26% Yield
Construction & Land
3%
5.90% Yield
Farmland
10%
4.87% Yield
SFR
16%
4.35% Yield
MFR
6%
4.55% Yield
CRE OO
16%
5.58% Yield

Note: Data is based on total gross loans as of 12/31/2015

CRE LOAN CHARACTERISTICS

CRE Loans Outstanding $579.2 million

CRE Loan Commitments $588.5 million

Loan Type


Commercial Real Estate Loans - OO 35%
Commercial Real Estate Loans - Non-OO 65%

Industry Type


Other 6%
Retail 17%
Restaurants / hospitality 5%
Commercial 27%
Professional 17%
Healthcare / medical 5%
Hospitality 23%

Product Type


Term Fixed 36.66%
Revolving Fixed 0.02%
Revolving Variable 0.40%
Term Variable 62.92%

Location by County


Santa Barbara 38%
Ventura 1%
All Others 9%
San Luis Obispo 52%

Note: Charts are based on total bank commitment as of 12/31/2015

AG AND FARMLAND CHARACTERISTICS

AG and Farmland Loans Outstanding $184.9 million

AG and Farmland Loan Commitments $227.7 million

Loan Type


Agriculture Loans 45%
Farmland Loans 55%

Crop Type


Construction (Farmland) 2%
Real estate / rental and leasing (Farmland) 16%
Wholesale merchants 7%
Animal production 5%
Vegetable and melon farming 10%
Food, beverage and tobacco 5%
Support activities for agriculture 6%
Other crop farming 14%
Fruit and tree nut farming 35%

Product Type


Revolving Variable 40%
Revolving Fixed 0%
Term Variable 25%
Term Fixed 35%

Location by County


Ventura 9%
Santa Barbara 53%
All Others 13%
San Luis Obispo 25%

Note: Charts are based on total bank commitment as of 12/31/2015

FIXED AND VARIABLE LOANS

Weighted average time to next reset date for all variable other than daily loans: 4.37 Years

HEOP as of 12/31/2015



Fixed rate 34%
Variable - daily 13%
Variable other than daily 53%

LOW COST DEPOSIT BASE

Low Cost Deposits
0.24%

Total Deposits Outstanding
$1.565 billion

HEOP as of 12/31/2015



Money Market 36%
Avg. 2015 Cost 0.27%
Non Interest Bearing 33%
Other Interest Bearing 15%
Avg. 2015 Cost 0.10%
Time Deposits 16%
Avg. 2015 Cost 0.75%

INVESTMENT PORTFOLIO COMPOSITION

2015 Yield: 1.85%
Tax Equivalent Muni Yield: 4.80%
Effective duration: 3.16 years
12/31/15 market value: $450.9 million

HEOP as of 12/31/2015



MBS 29%
Agency-CMO 25%
Tax Exempt Municipals 18%
SBA 11%
Taxable Municipals 6%
ABS 4%
Private -MBS 4%
Private-CMO 3%

Note: Data is based on market value as of 12/31/2015

HERITAGE OAKS BANCORP

STRONG INSTITUTIONAL SUPPORT (AS OF 12/31/2015)

Investor	Ownership
Carpenter & Co.	17.12%
Patriot Financial Manager LP	10.83%
Basswood Capital Management LLC	6.42%
Banc Funds Co. LLC	5.38%
Manulife Asset Management (US) LLC	5.07%
Thomson Horstmann & Bryant Inc.	3.51%
Mendon Capital Advisors Corp	3.43%
MFP Investors LLC	3.30%
Phocas Financial Corp.	3.11%
Maltese Capital Management LLC	2.77%
Vanguard Group Inc.	2.58%
BlackRock Fund Advisors	2.35%
Stieven Capital Advisors LP	2.06%
Total	67.90%

SUMMARY

- Largest community bank headquartered on the central coast of California;
- Management team in place with broad financial services experience;
- Focused on businesses and customers unique to our footprint;
- Strong core deposit base;
- Continuing improvement in overall asset quality;
- Poised for continued solid organic growth within our footprint; and
- Working to enhance our risk management framework to address the issues identified in our Consent Order related to BSA / AML compliance, issued in November, 2014.

KEY FOCUS AREAS


Resolve BSA issues
Grow loans and deposits organically and through acquisition
Boost non-interest income
Improve asset mix
Maintain strong credit quality
Improve efficiency and profitability
Enhance franchise and shareholder value
2016
and beyond

APPENDIX

MANAGEMENT TEAM



Board of Directors
Simone Lagomarsino
President & CEO
Joined HEOP in 2011
Joseph Stronks
Senior Operations Officer
Joined HEOP in 2007
Beth Turner
Director of Human Resources
Joined HEOP in 2011
Greg Gehlmann
Chief Bank Counsel
Joined HEOP in 2015
Josh Tucker
Chief Risk Officer
Joined HEOP in 2016
Jason Castle
Chief Financial Officer
Joined HEOP in 2010
Rick Arredondo
President & Chief Banking Officer
Joined HEOP in 2015
Bill Schack
Chief Credit Officer
Joined HEOP in 2013

CONSENT ORDER – BSA / AML

- We stipulated to a Consent Order from the Federal Deposit Insurance Corporation ("FDIC") and California Department of Business Oversight ("CDBO") in November, 2014.

- Per the Consent Order, the Bank must review, update and implement an enhanced risk assessment process based on the 2010 Federal Financial Institutions Examination Council Bank Secrecy Act/Anti-Money Laundering ("BSA/AML") Examination Manual.

- Some of the areas highlighted in the Consent Order include the requirements to:
  - i) enhance customer due-diligence procedures;
  - ii) improve the enhanced due diligence analysis for high-risk customers;
  - iii) ensure the proper identification and reporting of suspicious activity;
  - iv) address and correct the noted violations of law;
  - v) ensure that there is sufficient and qualified staff; and
  - vi) ensure that all staff are properly trained to carry out the BSA/AML programs.

LOW SENSITIVITY TO MARKET RISK

> Neutral positioning over the short term. Asset sensitive earnings over long term and relative to significant market rate movements.

Economic Value of Equity — 12/31/15



400 bps
300 bps
200 bps
100 bps
No change
-100 bps
-10.00%
-8.00%
-6.00%
-4.00%
-2.00%
0.00%
2.00%
4.00%
Change in EVE (%)

Net Interest Income — 12/31/15



400 bps
300 bps
200 bps
100 bps
No change
-100 bps
-7.00%
-5.00%
-3.00%
-1.00%
1.00%
3.00%
5.00%
7.00%
Change in NII (%)

MANAGING RISK IN A LOW RATE ENVIRONMENT

> Interest rate risk philosophy in a persistently low rate environment is to remain neutral to limited rate changes and asset sensitive to significant movements
> Target a balanced mix of Floating, Adjustable, and Fixed Rate Loans to ensure diversity in exposure to rate indices and changes in the yield curve
> Stress test earnings at risk and economic value at risk with varying model assumptions
> Selectively extend liabilities dependent on balance sheet trends and model results
> Continue focus on acquiring non interest bearing deposits
> 3 year effective duration of bond portfolio with a mix of floating and fixed investments
> Target stable cash flows and limit exposure to optionality in the bond portfolio
> Introduced back to back swaps to provide for long term fixed rate loans to qualified customers while retaining a low duration asset